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                                                                  EXHIBIT 10.112

                                DRKOOP.COM, INC.

        SUBSCRIPTION AGREEMENT made as of this 20th day of August, 2001 between drkoop.com, Inc., a corporation organized under the laws of the State of Delaware with offices at 225 Arizona Avenue, Suite 250, Santa Monica, California 90401 (the "Company"), and the undersigned (the "Subscriber").

        WHEREAS, the Company desires to issue units ("Units"), consisting of a minimum of 30 Units (the "Minimum Offering") and a maximum of 50 Units (the "Maximum Offering"), which may be increased by up to 10 Units at the option of the Placement Agent and the Company in the event of oversubscription (the "Over-Allotment Option"), in a private placement (the "Offering"), each Unit consisting of 10,000 shares of the Company's Series E 8% Convertible Preferred Stock (the "Preferred Shares") convertible into shares of the Company's common stock, $.001 par value (the "Common Stock") in accordance with the terms of the Company's Certificate of Designations, Powers, Preferences and Rights (the "Certificate of Designation") in the form attached as Exhibit A to the Private Placement Memorandum dated July 27, 2001 (as the same may be amended, modified or supplemented from time to time, and together with all the Exhibits thereto, the "Memorandum"), on the terms and conditions hereinafter set forth;

        WHEREAS, Commonwealth Associates, L.P. is acting as placement agent (the "Placement Agent") in the Offering pursuant to an Agency Agreement entered into between the Placement Agent and the Company (the "Agency Agreement");

        WHEREAS, the Subscriber desires to acquire the number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

        WHEREAS, the Subscriber is delivering simultaneously herewith a completed confidential investor questionnaire.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

        I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $100,000 per Unit, and the Company agrees to sell such Units to the Subscriber for said purchase price, subject to the Company's right to sell to the Subscriber such lesser number of Units, or no Units, as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to "American Stock Transfer and Trust Company, as Escrow Agent for drkoop.com, Inc." or by wire



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transfer of funds, contemporaneously with the execution and delivery of this
Subscription Agreement. The Preferred Shares will be delivered by the Company within 10 days following the consummation of the Offering as set forth in
Article III hereof.

                1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company has incurred substantial losses from operations; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investment in the Units is illiquid; and (iv) transferability of the securities comprising the Units is extremely limited, as well as other risk factors as more fully set forth in the section captioned "Risk Factors" in the Memorandum.

                1.3 The Subscriber represents and warrants that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Investor Questionnaire, and that he is able to bear the economic risk of an investment in the Units. The Subscriber further represents and warrants that the information furnished in the Investor Questionnaire is accurate and complete in all material respects.

                1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities and that he recognizes the highly speculative nature of this investment.

                1.5 The Subscriber acknowledges receipt and careful review of the Memorandum (including, without limitation, the information in the section captioned "Risk Factors") and all other documents furnished in connection with this transaction (collectively, the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desires to know; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

                1.6 The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Memorandum do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                1.7 The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Preferred Shares comprising his Units are being purchased for his own account, for investment and not for distribution or resale to others. The



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Subscriber agrees that he will not sell or otherwise transfer the Preferred
Shares unless they are registered under the Act or unless an exemption from such registration is available.

                1.8 The Subscriber understands that there is no public market for the Preferred Shares. The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company is currently a reporting company but makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities (as defined below) under the Act, with the exception of certain registration rights set forth in Annex A to this Subscription Agreement. The Subscriber agrees that the Company may, if it desires, permit the transfer of the Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares" and, together with the Preferred Shares, the "Securities") out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws").

                1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities or any other securities of the Company held by Subscriber stating that they have not been registered under the Act.

                1.10 The Subscriber acknowledges that if he is a Registered Representative or an affiliated person of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                1.11 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

                1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                1.13 The Subscriber hereby represents that, except as set forth in the Offering



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Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Placement Agent, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

                1.14 The Subscriber acknowledges that the Maximum Offering may be increased by up to 10 Units ($1,000,000) without notice to Subscribers upon exercise of the Over-Allotment Option.

                1.15 The Subscriber represents and warrants that the Subscriber did not learn of the Offering directly or indirectly through any general solicitation or advertising, including, but not limited to, learning of the Company or the Offering as a result of viewing any press release or similar types of publicly available information which directly or indirectly resulted in the Subscriber subscribing for Units in the Offering. The Subscriber further understands that the Company is relying, in part, on this representation to ensure compliance with the federal securities laws.

                1.16 The Subscriber acknowledges that at such time as the Conversion Shares are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                1.17 The Subscriber hereby agrees that for up to 180 days following the effective date of a public offering of the Company's securities resulting in gross proceeds to the Company in excess of $25,000,000 and effected at a per share offering price in excess of $1.50, if requested by the Company or the managing underwriter of such offering and agreed to by the Placement Agent, the Subscriber will not sell, transfer or otherwise dispose of Subscriber's Securities, and will in addition, if so requested, execute a written agreement to the foregoing effect.

                1.18 THE SUBSCRIBER ACKNOWLEDGES THAT THE HOLDERS OF AT LEAST 20% OF THE OUTSTANDING PREFERRED SHARES MAY CONSENT OR VOTE WITH RESPECT TO ANY WAIVERS WITH RESPECT TO ANY OF THE TERMS OF THE PREFERRED SHARES CONTAINED IN THE CERTIFICATE OF DESIGNATION, THEREBY BINDING THE SUBSCRIBER TO ANY SUCH WAIVER. THE SUBSCRIBER HEREBY AUTHORIZES A COMMITTEE TO BE DESIGNATED BY THE PLACEMENT AGENT WHOSE MEMBERS HOLD IN THE AGGREGATE NOT LESS THAN 20% OF THE OUTSTANDING PREFERRED SHARES (THE "COMMITTEE") TO ACT ON THE SUBSCRIBERS' BEHALF, AND GRANTS THE COMMITTEE AN IRREVOCABLE PROXY TO VOTE FOR ANY AMENDMENT OR WAIVER TO THE CERTIFICATE OF THE DESIGNATION TO EFFECT THE FOREGOING AND AGREES THAT SUCH PROXY IS SUPPORTED BY AN INTEREST SUFFICIENT IN LAW TO SUPPORT THE IRREVOCABILITY THEREOF; PROVIDED, HOWEVER, NO AMENDMENT OR WAIVER MAY DECREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK OR INCREASE THE CONVERSION PRICE OF THE PREFERRED STOCK (OTHER THAN AS A RESULT OF THE WAIVER OF ANY ANTI-DILUTION PROVISIONS) WITHOUT THE REQUISITE VOTE REQUIRED BY THE CERTIFICATE OF DESIGNATION. THE SUBSCRIBER AGREES THAT NONE OF THE PLACEMENT AGENT NOR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS NOR THE COMMITTEE OR ANY OF ITS MEMBERS SHALL BE LIABLE TO ANY SUBSCRIBER FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT IN CONNECTION THEREWITH, EXCEPT FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. THE



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SUBSCRIBER ACKNOWLEDGES THAT ONE OR MORE MEMBERS OF THE COMMITTEE MAY BE
AFFILIATED WITH THE PLACEMENT AGENT. ANY TRANSFEREE OF THE PREFERRED SHARES SHALL AGREE TO BE BOUND BY THIS SECTION 1.18.

                II. REPRESENTATIONS BY THE COMPANY

                2.1 The Company represents and warrants to the Subscriber that prior to the consummation of the Offering and at the Closing Date:

                        (a) The Company and each of its subsidiaries (each a "Subsidiary") is a corporation duly organized, existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power to conduct the business which it conducts and proposes to conduct.

                        (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the Securities will have been duly taken and approved.

                        (c) The Preferred Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable. The Conversion Shares when issued upon conversion of the Preferred Shares in accordance with their terms will be duly and validly issued and fully paid and nonassessable.

                        (d) The Company will at all times have authorized and reserved a sufficient number of Conversion Shares (the "Reserved Shares") to provide for conversion of the Preferred Shares.

                        (e) The Company and each Subsidiary has, to the best of the Company's knowledge, obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its respective business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company and each Subsidiary is in all material respects complying therewith.

                        (f) Neither the Company nor any Subsidiary is in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Preferred Shares or the Agency Warrants (as hereinafter defined), the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated hereby or thereby, result in a violation of, or constitute a default under, the Company's or any Subsidiary's certificate of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which



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the Company or any Subsidiary is a party or by which any of them or any of their properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                        (h) Since June 30, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after June 30, 1999 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        III.    TERMS OF SUBSCRIPTION

                3.1 The subscription period will begin as of July 27, 2001 and will terminate at 11:59 PM Eastern time on August 17, 2001, unless extended by the Company and the Placement Agent until September 16, 2001 (the "Termination Date"). Such extension may be effected without notice to the Subscribers. The first 30 Units will be offered on a "best efforts - all or none" basis and the remaining Units will be offered on a "best efforts" basis. The Maximum Offering may be increased by up to 10 Units ($1,000,000) at the discretion of the Placement Agent and the Company upon the exercise of the of Over-Allotment Option.

                3.2 As compensation for its services, the Placement Agent will receive: (i) a cash fee of $300,000; (ii) reimbursement of accountable expenses; and (iii) seven-year warrants (the "Agency Warrants") to purchase 36,000 Preferred Shares at an exercise price equal to $10.00 per share. The Company shall also pay all expenses in connection with the qualification of the Units and the Securities under the securities or Blue Sky laws of the states which the Placement Agent shall designate, including legal fees and filing fees.

                3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with American Stock Transfer and Trust Company. If the Company shall



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not have obtained subscriptions (including this subscription) for purchases of
30 Units on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to Section 3.5 hereof. If 30 Units are subscribed for at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company within ten business days thereafter at an initial closing (the "Initial Closing"). In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent. At the Initial Closing and each subsequent Closing, payment for the Units issued and sold by the Company shall be made against delivery of the Preferred Shares comprising such Units. All funds received from a Subscriber whose subscription for Units is not accepted will be returned to the Subscriber, without interest and without any deduction, subject to paragraph 3.5 hereof.

                3.4 The Subscriber hereby authorizes and directs the Company to deliver certificates representing the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Investor Questionnaire or (b) directly to the Subscriber's account maintained with the Placement Agent, if any.

                3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                3.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the securities comprising the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the securities comprising the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

        IV.     REGISTRATION RIGHTS

                4.1 Registration. The Company and the Subscriber agree to the terms and provisions of Annex A hereto, which terms and provisions are incorporated herein by reference in their entirety and made part hereof and set forth the respective rights and obligations of the Company and the Subscriber in respect of registration rights and certain other matters relating to the Conversion Shares.

        V.      MISCELLANEOUS

                5.1 Any notice or other communication given hereunder shall be deemed



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sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, drkoop.com, Inc., 225 Arizona Avenue, Suite 250, Santa Monica, California 90401,
Attention: Chief Executive Officer, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address and notices sent from outside the continental United States, which shall be deemed to have been given when received.

                5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                5.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such State's laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address specified in
Section 5.1 hereof or by notice given in accordance with Section 5.1 hereof.

                5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.



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                5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                5.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.



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        IN WITNESS WHEREOF, the parties have executed this Subscription
Agreement as of the day and year first written above.



--------------------------------       ----------------------------------------
Signature of Subscriber                Signature of Co-Subscriber

--------------------------------       ----------------------------------------
Name of Subscriber                     Name of Co-Subscriber
[please print]                         [please print]

--------------------------------       ----------------------------------------
Address of Subscriber                  Address of Co-Subscriber

--------------------------------       ----------------------------------------
Social Security or Taxpayer            Social Security or Taxpayer
Identification Number of Subscriber    Identification Number of Co-Subscriber

--------------------------------
Subscriber's Account Number
at Commonwealth Associates

--------------------------------
Purchase Price of Units Subscribed For

*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE WITH AN NASD MEMBER FIRM OR AN AFFILIATED PERSON OF A NASD MEMBER FIRM, HAVE THE FOLLOWING ACKNOWLEDGMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Rule 3050 of the NASD                  Subscription Accepted:
Conduct Rules.
                                                   Drkoop.com, Inc.

                                       By:
--------------------------------          -------------------------------------
Name of NASD Member Firm                  Name:
                                          Title:

By:
--------------------------------          -------------------------------------
Authorized Officer                        Purchase Price of Unit Subscription
                                          Accepted



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                                    ANNEX A


        1. Definitions. All capitalized terms used, and not defined herein, shall have the meanings ascribed to them in the Subscription Agreement. The following additional definitions shall apply for purposes of this Annex A:

        (a) The term "Agency Agreement" means the Agency Agreement between Commonwealth and the Company, with respect to, among other things, the offer and sale of the Preferred Shares.

        (b) The term "Conversion Price" means the Conversion Price of the Preferred Shares, as defined in and determined in accordance with the Certificate of Designation, and as further adjusted pursuant to Section 2(f) of this Annex A.

        (c) The term "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

        (d) The term "Holders" means Commonwealth, the Subscribers and any transferee or assignee thereof to whom Commonwealth or a Subscriber assigns its rights under this Annex A to the Subscription Agreement and who agrees to become bound by the provisions of this Annex A in accordance with Section 8 thereof.

        (e) The term "Preferred Shares" means the Preferred Shares (i) issued to the Subscribers pursuant to the Subscription Agreements, and (ii) issuable to Commonwealth (or its designees) upon exercise of the Agency Warrants.

        (f) The term "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof.

        (g) The terms "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and Rule 415 thereunder or any successor rule providing for the offering for resale of securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement or document by the United States Securities and Exchange Commission (the "SEC").

        (h) The term "Registrable Securities" means (1) the Conversion Shares, and (2) any shares of common stock issued or issuable with respect to Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that any securities deemed Registrable Securities in accordance herewith shall cease to be Registrable Securities (i) upon the sale of such securities pursuant to a Registration Statement, (ii) upon the sale of such securities pursuant to Rule

144 promulgated under the 1933 Act, (iii) on the date on which all Conversion Shares owned by a Holder may be resold in a single 90-day period pursuant to Rule 144, (iv) on the date on which such securities become eligible for sale under Rule 144(k) promulgated under the 1933 Act, it being understood that when ascertaining the holding period applicable to any Conversion Shares issuable upon conversion of Preferred Shares issuable upon exercise of the Agency Warrants for the purpose of determining the availability of Rule 144(k), such holding period shall be deemed to have commenced when the related Agency Warrant was acquired.

        (i) The term "Registration Statement" means a registration statement on Form S-1 or Form S-3 or any similar or successor form then appropriate for or applicable to the offer and sale of the Registrable Securities and filed under the 1933 Act.

        (j) The term "Subscribers" means the subscribers signatory to the Subscription Agreements.

        (k) The term "Subscription Agreements" means the Subscription Agreements between the Company and the respective Subscribers relating to the purchase of the Preferred Shares.

        2. Registration.

        (a) Right to Include Registrable Stock. If the Company proposes to register any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), it will each such time promptly (but not later than 30 days before the anticipated date of filing such Registration Statement) give written notice to each Holder. Upon the written request of any of the Holders made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holders and the intended method of distribution thereof), the Company will use its reasonable best efforts to effect the registration under the 1933 Act of all Registrable Securities which the Company has been requested to register by any of the Holders in accordance with the intended methods of distribution specified in such request; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, will be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities; provided, however, that the provisions of this Section 2 will not be deemed to limit or otherwise restrict the rights of the Holders under Section 3.

        (b) Mandatory Registration. In addition to the foregoing, the Company shall prepare and file with the SEC prior to the three month anniversary date of the initial closing of the Offering (the "Filing Deadline") a Registration Statement or Registration Statements (as necessary) on Form S-3 covering all of the Holders' Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(e). The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC within three months after the Filing Deadline.

        (c) Priority. If the managing underwriter for a registration (other than with respect to a Registration Statement filed pursuant to Section 2(b) above) involving an underwritten offering advises the Company in writing that, in its opinion, the number of securities of the Company (including Registrable Securities) requested to be included in such registration by the holders thereof exceeds the number of securities of the Company (the "Sale Number") which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include (i) first, all securities of the Company that the Company proposes to register for its own account and (ii) second, to the extent that the number of securities to be included by the Company for its own account is less than the Sale Number, a number of the Registrable Securities (the "Adjusted Allocation") equal to the number derived by multiplying (a) the difference between the Sale Number and the securities proposed to be sold by the Company, and (b) a fraction the numerator of which is the number of Registrable Securities originally requested to be registered by the Holders and the denominator of which shall be the aggregate number of all securities requested to be registered by all holders of the Company's securities entitled to include securities in the Registration Statement (other than securities being registered by the Company for its own account). The Adjusted Allocation shall be allocated among the Holders pro rata based on the number of Registrable Securities initially sought to be registered by the Holder. The Company hereby agrees that it will not grant registration rights to any other holder that are more favorable to such holder than the registration rights granted hereunder.

        (d) Legal Counsel. Subject to Section 7 hereof, the Subscribers holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Kronish Lieb Weiner & Hellman LLP or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under the terms of this Annex A.

        (e) Ineligibility of Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use its best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

        (f) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to the terms of this Annex A is not declared effective by the SEC on or before the six month anniversary of the Initial Closing of the Offering (the "Effectiveness Deadline") or (ii) on any day after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock), then, as the sole remedy to any Holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, (x) the Conversion Price of the Preferred Shares that then constitute Registrable Securities shall be reduced by 5% for each aggregate 30-day period (or pro rated amounts thereof for partial 30-day periods) that (i) the Registration Statement is not declared effective by the SEC following the Effectiveness Deadline and (ii) after the Registration Statement is declared effective by the SEC, such Registration Statement is not available for the sale of at least all of the Registrable Securities required to be included in such Registration Statement, and (y) the number of Conversion Shares that then constitute Registrable Securities shall be increased to a number determined by multiplying the number of such Conversion Shares issuable upon conversion of the Preferred Shares immediately prior to the applicable Conversion Price reduction hereunder by a fraction, the numerator of which shall be the Conversion Price per share in effect prior to the applicable Conversion Price reduction hereunder and the denominator of which shall be the applicable Conversion Price as so reduced. The foregoing penalties shall not be triggered during any period of time (i) when the Placement Agent and the holders of the Series D 8% Convertible Preferred Stock of the Company have the right to designate persons that constitute a majority of the board of directors of the Company, (ii) during a Delay Period (as hereinafter defined) and the seven days following a Delay Period or (ii) when the Holder is otherwise able to sell its securities under Rule 144 (with respect to such saleable securities).

        (g) Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(b) is insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the Registrable Securities (based on the market price of the Common Stock on the trading day immediately preceding the date of filing of such amendment or new Registration Statement), in each case, as soon as reasonably practicable, but in any event not later than thirty (30) business days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares covered by such Registration Statement is greater than the number of shares of Common Stock available for resale under the Registration Statement to cover shares issued or issuable upon conversion of the Preferred Shares.

        3. Obligations of the Company. Whenever required under the terms of this Annex A to effect the registration of any Registrable Securities, the Company will, as expeditiously as possible, fulfill the following obligations:

        (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its reasonable best efforts to cause such Registration Statement to become effective (but in no event later than the applicable Effectiveness Deadline). The Company will keep such Registration Statement effective for 21 months but not, in any event, after such securities cease being Registrable Securities (the "Registration Period") and subject to any Delay Periods, as defined below. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        The Company shall not be required to keep the Registration Statement effective during any Delay Period. The term "Delay Period" shall mean with respect to any obligation to keep the Registration Statement usable for resales pursuant to this Section 3, the period when there exist circumstances relating to a material pending development, including but not limited to a pending or contemplated material acquisition or merger or other material transaction or similar event, which would require disclosure by the Company in the Registration Statement of material information which the Company determines in good faith that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements. A Delay Period shall commence on and include the date that the Company gives written notice (a "Delay Notice") to the Holders that it is not required to cause the Registration Statement to be declared effective or the prospectus contained in the Registration Statement is no longer usable as a result of a material pending development, and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the

Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended); provided, however, that the Company shall not be entitled to Delay Periods having durations that exceed ninety (90) days in the aggregate during any calendar year. Any Delay Period shall extend the period up to which the Company is obligated to keep the Registration Statement effective set forth in the previous paragraph by the period of such Delay Period.

        (b) The Company shall prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement or shall have otherwise ceased to be Registrable Securities. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to the terms of this Annex A (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

        (c) The Company shall (1) permit Legal Counsel to review and comment upon the Registration Statements and all amendments and supplements to the Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor report and registration statements on Form S-8) at least five (5) business days prior to their filing with the SEC and (2) not file any document containing information relating to Holders to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

        (d) The Company shall furnish to each of the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holders.

        (e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of all jurisdictions which any Holder of Registrable Securities may request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

        (f) As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver copies of such supplement or amendment to Legal Counsel and each Holder as they may reasonably request. The Company shall also promptly notify Legal Counsel and each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel as soon as practicable thereafter by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

        (g) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, however, if such an order or suspension is issued, the Company shall use its best efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

        (h) At the reasonable request of any Holder and at the expense of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as any of the Holders may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, provided that the Holder provides a due diligence letter in accordance with SAS 72 and such a letter may otherwise be delivered in accordance with the then prevailing professional practice, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is reasonably and customarily given in an underwritten public offering, addressed to the Holders.

        (i) The Company shall cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange (or relevant Nasdaq Stock Market) on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange (or Nasdaq Stock Market). The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

        (j) In connection with the filing of a Registration Statement, the Company shall make documents, files, books, records, officers, directors and employees of the Company reasonably available upon notice and during normal business hours to any Holder, Legal Counsel and one firm of accountants or other agents retained by the Holders and provided the underwriters, if any, shall have agreed to be bound by the provisions of this Section 3(j), to such underwriters (collectively the "Inspectors"), and make such other accommodations as are reasonably necessary for the Inspectors, if any, to perform a due diligence review of the Company; provided, however, that all such information ("Confidential Information") will be kept confidential and not utilized by the Inspectors except as contemplated herein and except as required by law or court order. The term "Confidential Information" does not include information that (i) is already in possession of such other party (other than that which is subject to another confidentiality agreement), (ii) becomes generally available to the public, or (iii) becomes available on a non-confidential basis from a source other than the Company. Each Holder agrees that it shall, upon learning that disclosure of such Confidential Information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.

        (k) The Company shall hold in confidence and not make any disclosure of information concerning any Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is required by law or court order, (iv) such information has been made generally available to the public other than by disclosure in violation of the terms of this Annex A or (v) such Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

        (l) The Company shall cooperate with each of the Holders who hold Registrable Securities being offered, and to the extent applicable, with any underwriters to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders or underwriters may reasonably request and registered in the names of the transferee thereof, provided that the Holder or underwriter certifies that the sale was made in accordance with the plan of distribution contained in the prospectus and the transferee was delivered a current prospectus as required under the 1933 Act.

        (m) The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement.

        (n) If requested by any Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Holder requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by any Holder of such Registrable Securities; provided, however, the Company shall not be required to take any such action if it reasonably believes actions requested by the Holder is contrary to any laws, rules or regulations.

        (o) The Company shall make generally available to its security holders an earnings statement in form complying with the provisions of Rule 158 under the 1933 Act.

        (p) The Company shall otherwise comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

        (q) Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

        (r) The Company shall provide to any underwriter effecting a public offering of Registerable Securities pursuant to a Registration Statement such opinions, certifications, indemnifications, and take such other actions, including, without limitation, entering into such agreements (including underwriting agreements), as are reasonably required and appropriate and customary in such offering transactions, to permit the Holders to make a public offering of the Registrable Securities requested to be registered on customary terms, in which event the Company's obligations hereunder shall be conditioned on performance by the Holders of their obligations under such agreements.

        4. Furnish Information. The Company's obligation to cause any Registration Statement to become effective in connection with a distribution of any Registrable Securities pursuant to the terms of this Annex A is contingent upon each Holder, with reasonable promptness, furnishing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities, as is required pursuant to Regulation S-K promulgated under the 1933 Act, to effect the registration of the Registrable Securities.

        5. Indemnification. In the event of any registration under the terms of this Annex A:

        (a) The Company will indemnify and hold harmless each Holder and its officers, directors, partners and affiliates (and their officers, directors and partners), any underwriter (as defined in the 1933 Act) for each Holder and each person (and its officers, directors, partners and affiliates), if any, who controls any Holder or underwriter within the meaning of the 1933 Act or the 1934 Act (each a "Company Indemnified Person"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, or the 1934 Act or any state securities law, and the Company will pay to each such Company Indemnified Person, as incurred, any legal or other expenses reasonably incurred by or on behalf of him in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (1) a Violation which occurs solely as the result of the written information furnished by any Holder, underwriter or controlling person seeking indemnification hereunder, as applicable, expressly for inclusion in the Registration Statement or (2) with respect to any underwriter and controlling person of such underwriter (and their respective officers and directors), a Violation which results from the fact that there was not sent or given to a person who bought Registrable Securities, at or prior to the written confirmation of the sale, a copy of the final prospectus, as then amended or supplemented, if the Company had previously furnished copies of such prospectus hereunder and such prospectus corrected the misstatement or omission forming the basis of the Violation.

        (b) Each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any controlling person of any such underwriter or other holder (each a "Holder Indemnified Person"), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages, or liabilities (or action in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely as a result of the written information furnished by each Holder expressly for inclusion in the applicable Registration Statement; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Holder Indemnified Person intended to be indemnified pursuant to this subsection (b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that any Holder's liability pursuant to this Section 5(b) shall be limited to the amount of the net proceeds received by such Holder from the sale of the Registrable Securities sold by it, and further provided that the indemnity agreement contained in this subsection (b) does not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

        (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in the same proceeding. If the indemnifying party shall fail to defend the action, the indemnified party may conduct its own defense and shall be entitled to reimbursement for the costs of such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under the terms of this Annex A, except to the extent that the indemnifying party is materially prejudiced by such failure. The omission so to deliver written notice to the indemnifying party does not relieve it of any liability that it may have to any indemnified party otherwise than under the terms of this Annex A. No indemnifying party under the terms of this Annex A will enter into any settlement or consent to any entry of judgment which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

        (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is insufficient to indemnify an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of or in addition to, as appropriate, indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation of any Holder to make a contribution pursuant to this Section 5 (d) shall be limited to the net proceeds received by such Holder from the sale of the Registrable Securities sold by it, less any amounts paid pursuant to Section 5(b).

        (e) The obligations of the Company and each of the Holders under this
Section 5 will survive the completion of any offering of Registrable Securities in a Registration Statement under the terms of this Annex A.

        6. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation or from the Company; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

        7. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to the terms of this Annex A, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, qualification or compliance will be borne by the Company. In addition, the Company shall reimburse the Holders for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Annex A which amount shall be limited to $15,000.

        8. Assignment of Registration Rights. The rights under the terms of this Annex A shall be automatically assigned by any Holder to any transferee of all or any portion of Registrable Securities if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Private Placement.

        9. Amendments. The terms of this Annex A may be amended, modified or waived by agreement of the Company and the Subscribers which purchased at least 50% of the Preferred Shares pursuant to the Subscription Agreements, or their assigns. Any amendment or waiver effected in accordance with this Section 9 will be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Annex A unless the same consideration also is offered to all of the parties to the Subscription Agreements.

        10. Miscellaneous.

        (a) Owner of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to be owner of record of such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

        (b) Waivers. The waiver by any of the Company or the Holders of a breach of any provision of this Annex A shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any of the Company or the Holders to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

        (c) Headings; Interpretive Matters. The section headings of this Annex A are for reference purposes only and are to be given no effect in the construction or interpretation of this Annex A. No provision of this Annex A will be interpreted in favor of, or against, any of the Company or the Holders by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

        (d) Rule 144 Requirements. The Company covenants that it will timely file the reports required to be filed by it under the 1933 Act and the 1934 Act, and the rules and regulations adopted by the SEC thereunder, provided, however, that the Company may delay any such filing but only pursuant to Rule 12b-25 under the 1934 Act; and it will take such further action as any Holder of Registrable Securities may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. In the event of any breach by the Company of its covenants and obligations under this Section (e), then, as the sole relief for damages to any Holder by reason of any delay or inability to sell the underlying shares of Common Stock (which remedy shall be the exclusive remedy available at law or in equity) (x) the Conversion Price relating to the Preferred Shares (as set forth in the Certificate of Designation) shall be reduced by 5% for each aggregate 30-day period (or pro rated amounts thereof for partial 30-day periods) that the Holder is delayed from selling, or unable to sell, Registrable Securities under Rule 144 due to (i) the Company's failure to promptly provide the requisite legal opinion as described above or (ii) the Company's failure to comply with the filing and other requirements under Rule 144 necessary to make such Rule available to the Holders, and (y) the number of Conversion Shares shall be increased to a number determined by multiplying the number of such Conversion Shares issuable upon conversion of the Preferred Shares immediately prior to the applicable Conversion Price reduction hereunder by a fraction, the numerator of which shall be the Conversion Price per share in effect prior to the applicable Conversion Price reduction hereunder and the denominator of which shall be the applicable Conversion Price as so reduced. The foregoing penalties shall not apply to any breach by the Company of its covenants and obligations hereunder which may be occurring (i) for up to 10 days during any 90-day period, (ii) during any Delay Period or (iii) if such securities are otherwise able to be sold under an effective registration statement or Rule 144(k). In addition, the foregoing penalties shall not apply if the Company is subject to the penalties specified in Section 2(f) hereof.

        (e) Severability. If any provision of this Annex A is invalid or unenforceable, the balance of this Annex A shall remain in effect.

        (f) Assignment. Upon any assignment, the references in this Annex A to any Holder shall also apply to any such assignee unless the context otherwise requires.

        (g) Termination. The obligations of the Company contained in Section 2 hereof shall expire and be of no force and effect on and after the five year anniversary of the initial closing of the Offering.

                              Exhibit A to Annex A

            Form of Notice of Effectiveness of Registration Statement


[Transfer Agent]
Attn:


        Re: drkoop.com, Inc.

Ladies and Gentlemen:

        We are counsel to drkoop.com, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with those certain Subscription Agreements (the "Subscription Agreements") entered into by and among the Company and the Subscribers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of Series E 8 % Convertible Preferred Stock of the Company (the "Preferred Shares"). Pursuant to the Subscription Agreements and pursuant to Annex A attached thereto, the Company agreed, among other things, to register the Registrable Securities (as defined in Annex A to the Subscription Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under Annex A to the Subscription Agreement, on ____________ ____, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

        In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [Enter Time of Effectiveness] on [Enter Date of Effectiveness] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                            Very truly yours,
                                            drkoop.com, Inc.
                                            By:


cc:      [List Names of Holders]